                                                                   EXHIBIT 10.63

                                     FORM OF
                              MEMBERSHIP AGREEMENTS
                              FOR SPORTS CLUBS AND
                                 SPECTRUM CLUBS





I HAVE READ, UNDERSTAND AND RECEIVED A COMPLETE COPY OF THIS AGREEMENT, THE RELEASE, WAIVER OF LIABILITY AND INDEMNIFICATION AGREEMENT SECTION HEREOF, AND THE BYLAWS OF THE CLUB WHICH ARE INCORPORATED HEREIN BY REFERENCE, AND I AGREE TO BE BOUND BY THEIR TERMS AND CONDITIONS.

Print Name:_______________________________________________________

Member's Signature_____________________________  Date:__________________________

Valencia Spectrum By:__________________________  Date:__________________________

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THREE-DAY RIGHT TO CANCEL. You, the buyer, may cancel this agreement at any time prior to midnight on the third business day (of the Club) after the date of this agreement, excluding Sundays and holidays. To cancel this agreement, mail or deliver your copy of this agreement and a signed and dated notice, or send a telegram which states that you, the buyer, are cancelling this agreement, or words of similar effect. Such notice shall be sent to Valencia Spectrum, 24525 Town Center Drive, Valencia, CA 91355.

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


                                                 MEMBERSHIP VALID ONLY AT:

                                     [LOGO]      CLUB __________________________

                                                 MEMBER SIGNATURE ______________


                              MEMBERSHIP AGREEMENT

This Membership Agreement ("Agreement") for the type of membership indicated below, is between The Spectrum Club ("Club") and its affiliated Clubs which applicant may visit from time to time and utilize facilities, equipment or services therein, pursuant to the terms of this Agreement, and the undersigned applicant ("Applicant"). By signing this Agreement, I acknowledge that I have received and read a copy of the Bylaws of the Club and a completed copy of this Agreement. I agree that I will be bound by the provisions on the face of this Agreement, the additional provisions on the reverse, the Bylaws of the Club, as now in effect and as from time to time amended by the Club, and such rules as may from time to time be posted at the Club, all of which are incorporated by reference in this Agreement.

1. INITIATION FEE AND DUES. In consideration of your membership, you are paying a non-refundable, non-transferable, one time initiation fee of $_______ and a $_______ non-refundable annual towel fee. Your monthly dues will be $_______ subject to increase as described in Section 6. You agree to pay dues, in advance, for the first full calendar month of your membership. Your membership and your dues payments will begin when this Agreement is signed by the Club and will continue unless otherwise terminated in accordance with Sections 6, 7, and
11. You have _____ have not _____ elected to prepay one year's dues in the amount of $_______ per month times 12 months less a 1 month discount of $_______ equals $_______. At the beginning of each new year of your membership, a non-refundable towel fee will be added to the monthly dues payment collected through Checkfree or to the annual renewal dues.

2. MEMBERSHIP. Your membership is a contractual privilege to use the facilities from time to time offered by the Club to members of your class of membership during the Club's hours of operations. The Club reserves the absolute right to initiate, change or eliminate facilities, services and programs offered from time to time, to initiate, change or eliminate fees for existing or new facilities, services and programs; and to change its hours of operations. Your membership does not entitle you to any interest in the Club or its property and confers no right to participate in the management or operation of the Club.

3. CLASS OF MEMBERSHIP. Your membership class is: _______ Individual _______ Add On _______ Dependent _______ Corporate An individual membership is defined as a membership for one person whether married or not. An Add On membership is defined as a membership for one person who is the spouse or domestic partner of an existing member (primary member) paying Individual dues rates of the Club. The Club requires documentation of marital or domestic partnership status. A Dependent membership is defined as a membership for one person who is the dependent, ages 15 through 20, of and living at home with two existing Club members. The initiation fee and dues of an Add On or Dependent member are reduced. In the event the primary member terminates his/her membership at the Club, or the spousal or domestic partner relationship between two members is terminated, the Add On dues rate will revert to the prevailing Individual dues rate for that membership type. In the event the primary member terminates his/her membership at the Club, Dependents will revert to the prevailing Add On dues rate for that membership type. In the event the primary member and Add On member terminate their memberships at the Club, Dependents will revert to the prevailing Individual dues rate for that membership type. At age 21 (upon 21st birthday), the Dependent dues rate will revert to the prevailing Individual dues rate for that membership type. Dues rates will be adjusted at the end of the prepaid term of membership for annual members or the next Checkfree collection date for monthly dues members.

A Corporate membership is defined as a membership for one person which is purchased in a group of a minimum of five memberships at the same time and the initiation fee and monthly dues are paid by a corporation. The Club requires documentation of employee status. A Corporate membership may be transferred from one designated holder to another one time per year by providing 30 days advance written notice and upon payment of a transfer fee of $________.

4. TYPE OF MEMBERSHIP. Your membership type is:

___________________________ Health __________________________ Racquet
_______________ All Spectrum Clubs _____________________ Home Club Only Racquet
members are entitled to use and enjoy the facilities of the Club. Health members are entitled to use and enjoy the facilities of the Club except the racquet facilities.

All Spectrum Clubs members are entitled to use and enjoy the facilities of existing Spectrum Clubs subject to the restrictions detailed in the above paragraph. Home Club Only members are entitled to use and enjoy the facilities only of the Club at which their membership was purchased ("Home Club") subject to the restrictions detailed in the above paragraph.

5. INITIATION FEES. Except as otherwise provided in this Agreement, your initiation fee is non-refundable. Your initiation fee is not a prepaid sum for services; it merely entitles you to buy services by paying dues and other applicable changes.

6. DUES AND OTHER CHARGES. Your dues, unless prepaid, must be paid through Checkfree electronic funds transfer program each month of your membership on the date designated by the Club. Dues for the month in which you join will be prorated and are due in advance at the time of application along with all other amounts then due. If the Club at its sole discretion extends charge privileges to you, you agree to pay all the charges through Checkfree. All Club invoices of any kind are considered due and payable upon receipt. You agree to sign and deliver such further documents as may be necessary to set up the payment of your dues and other charges through Checkfree. You authorize the Club to utilize Checkfree for collection of past due balances. Any change in Checkfree account information must be received by the 10th of the current month in order to charge the new account and prevent charges to the old account in the following month. The Club reserves the right to replace Checkfree with other such electronic funds transfer programs for the collection of your dues and other charges. If you have prepaid your dues, and if you choose to prepay again at the end of a prepaid term of membership, your new prepaid amount will reflect a discount equivalent to one month of your dues. The Club reserves the absolute right to increase your dues and towel fee after the first 12 months of your membership.

If any payment of dues or other charges is not made on time, the Club may, but is not obligated to, cancel your membership by giving you notice of such cancellation. You shall immediately surrender your copy of this Agreement and your membership card to the Club. The Club reserves the right to require monthly dues members with recurring bank or credit card returns to prepay annual membership dues as a condition of retaining Club membership. The Club may assess late payment fees and suspend charge privileges. If the Club has to take action to collect any amounts due from you, you agree to pay all costs of such action including, but not limited to, attorney fees, returned check charges, and administrative costs.

7. CANCELLATION. In the first 12 months of your membership, you can cancel your membership by giving 30 days advance written notification to the Club, paying a cancellation fee of $_______, surrendering your copy of this Agreement and your membership card, and paying all unpaid dues and other charges owed the Club. Such cancellation shall not be deemed effective until after the expiration of the 30-day notice period, receipt of your copy of this Agreement and your membership card, and all required payments have been made to the Club. You will remain liable for payment of dues for periods prior to the effective cancellation date. After the first 12 months of your membership, all the above conditions will apply except that no cancellation fee is required by the Club. If your membership is cancelled and at a later date you elect to rejoin the Club, you will be required to pay the then current initiation fee and dues rate for your class and type of membership.

If you cancel your membership in accordance with the terms of this section during a year for which you have prepaid membership dues, the Club will refund your prepaid dues for the membership time not used. Any such refund will not include dues for membership time prior to the date of your cancellation or for the notice period required by this section. Any discount given for prepayment of dues will be treated as a forgiveness of the dues for the last month of the period for which you prepaid dues. No refund will be given for any period of time granted you on a non-cash basis. Any sums due from you at the time of cancellation may be deducted from any refund due to you. Until the Club has been notified of the cancellation of your membership in accordance with the terms of this section, your copy of this Agreement and your membership card have been surrendered, and all required payments have been made in accordance with the terms of this section, dues will continue to be charged to your account thereby reducing any refund of prepaid dues.

The Club can cancel your membership at any time for any breach of this Agreement or for any violation of the Bylaws of the Club by giving you notice of such cancellation. The Club can also cancel your membership at any time without cause by giving you notice of such cancellation. If the Club cancels your membership, you must immediately surrender your copy of this Agreement and your membership card. You will remain liable for all unpaid dues owed and any other charges against your account.

No refunds shall be made for membership dues except as specifically provided for in this Agreement. Under no circumstances will refunds of dues be made retroactively due to failure to use the Club facilities.

8. TRANSFERABILITY. Except as provided in the case of Corporate memberships, your membership is non-transferable, non-assignable and non-voting.

9. RELEASE, WAIVER OF LIABILITY AND INDEMNIFICATION AGREEMENT. You, on behalf of yourself and any dependents, represent and agree as follows: (a) that you understand that use of the Club's facilities, equipment, services, programs, and premises includes an inherent risk of injury to persons and property; (b) that you are in good physical condition and have no disabilities, diseases, illnesses, or other conditions that could prevent you from exercising and using the Club's facilities without injuring yourself or impairing your health, and
(c) that you have consulted a physician concerning an exercise program that will not expose you to risk of injury or impairment to your health and that your physician has approved your contemplated activities at the Club. You understand that risk of injury includes, but is not limited to, injuries arising from or relating to the use by you or your dependents or others of exercise equipment and machines, locker rooms, spa and other wet areas and other Club facilities, injuries arising from or relating to participation by you or others in supervised and unsupervised activities or programs throughout the Club; injuries and medical disorders arising from or relating to the use of the Club's facilities such as heart attack, stroke, death, heat stress, sprains, strains, broken bones, and torn muscles, tendons, and ligaments, among others; and accidental injuries occurring anywhere in the Club, including lobbies, hallways, exercise areas, locker rooms, steam rooms, pool areas, Jacuzzis, saunas, and dressing rooms, or activities associated with the Club which are carried on anywhere or while you are traveling to or from the Club. Accidental injuries include those caused by you; those caused by other persons, and those of a "slip-and-fall" nature. If you have any special exercise requirements or limitations, you agree to disclose them to the Club before using the Club's facilities or when seeking help in establishing or carrying on an exercise program. You hereby agree that all exercises and use of Club facilities, equipment and services, programs, and premises are undertaken by you at your sole risk. By your execution hereof, you hereby waive all claims which you or any dependent may have hereafter against the Club, and do hereby release the Club on your behalf and on behalf of any dependents and agree to hold the Club absolutely harmless from all claims, demands, injuries, damages, actions, suits, or causes of action to persons or property, arising out of or in any way connected with you or your dependent's use of the Club facilities, premises, equipment, services or programs, including those arising out of any active or passive negligent act or omission of the Club, except as to such which may arise from the gross negligence or willful misconduct of the Club. You do hereby further agree and do hereby, on behalf of yourself and any dependents, to assume full responsibility for all risks of bodily injury, death or property damage due to the negligent act or omission of the Club. If you agree, understand and fully appreciate this Release, Waiver of Liability and Indemnification Agreement, initial here ______.

10. LOSS OR THEFT OR MEMBER PROPERTY. The Club is not responsible for lost or stolen articles. You should keep any valuables with you at all times while using the facilities. Storage spaces or lockers do not always protect valuables.
Initial: ______.

11. DEATH OR DISABILITY. If you die or are disabled, and are therefore unable to receive all membership services to which you have agreed, you and your estate will be relieved from the obligation of making payment for membership services other than those received prior to death or the onset of disability. If you have prepaid membership dues, any dues allocable to membership services you have not received shall be refunded to you or your representative subject to the provisions of Section 7. In cases of disability where a retroactive request for refund of dues is made, both the disability and date of onset must be verified in writing by your physician. Requests for retroactive dues refunds due to disability will not be honored for any time period in which your membership account shows utilization of Club facilities.

12. LEAVE OF ABSENCE. The Club may, upon your request and at its sole discretion, grant you a leave of absence if you are going to be unable to use the Club for a period of time. Your request must (a) be in writing, (b) be received by the membership office of the Club at least 30 days before the requested leave is to begin, (c) set forth the period requested for the leave of absence (minimum of two months, maximum of six months), (d) state in detail the reason for the requested leave of absence. You must surrender your membership card to the Club before the start of the leave of absence. You agree to pay reduced monthly dues during the leave period at the rate set forth by the Club. The Club will not grant the leave of absence unless you are current on all dues and other charges against your account and you have not been on a leave of absence at any time during the 24 months before the start of the requested leave of absence.

During the leave of absence, you will not be entitled to use any of the facilities, premises, services or programs of any Spectrum Club. Your membership will be automatically reactivated by the Club at the end of the leave of absence period granted. Your card will then be available to you and your access to the Club restored provided you are current on all dues and other charges against your account.

In addition to the above conditions, leaves of absence for medical reasons must be accompanied by a physician's note detailing why and for what period of time you will not be able to utilize the Club facilities. At the end of the requested leave period, you must provide a physician's note stating that you are capable of resuming a program of physician exercise.

Leaves of absence will not be granted on a retroactive basis.

13. BYLAWS. The Club reserves the absolute right to change the Club's Bylaws. All signs posted in the Club shall be considered part of the Bylaws. Members and their guests shall be bound by the Bylaws of the Club. Bylaws may be revised, supplemented, or amended at the sole discretion of the Club, as deemed necessary for the proper management of the Club. THESE BYLAWS SHALL BE CONSIDERED A PART OF THE MEMBERSHIP AGREEMENT.

14. TIME OF ESSENCE. Time is of the essence of each provision of this Agreement.

15. NOTICE. Any notice required or permitted to be given to you shall be considered duly given when personally delivered to you or mailed to your address as it appears on the Membership Application or as subsequently changed by written notice to the Club. Any notice required or permitted to be given by you to the Club shall be considered duly given only when received in writing by the Membership Office of the Club.

16. SEVERABILITY. If any provision or any part of any provision of this Agreement is held unenforceable, such unenforceability shall not affect the other provisions, or the other parts of such provisions, of this Agreement.

17. STEROIDS USE. WARNING: USE OF STEROIDS TO INCREASE STRENGTH OR GROWTH CAN CAUSE SERIOUS HEART PROBLEMS. STEROIDS CAN KEEP TEENAGERS FROM GROWING TO THEIR FULL HEIGHT; THEY CAN ALSO CAUSE HEART DISEASE, STROKE, AND DAMAGE LIVER FUNCTION. MEN AND WOMEN USING STEROIDS MAY DEVELOP FERTILITY PROBLEMS, PERSONALITY CHANGES AND ACNE. MEN CAN ALSO EXPERIENCE PREMATURE BALDING AND DEVELOPMENT OF BREAST TISSUE. THESE HEALTH HAZARDS ARE IN ADDITION TO THE CIVIL AND CRIMINAL PENALTIES FOR UNAUTHORIZED SALE, USE, OR EXCHANGE OF ANABOLIC STEROIDS.

18. ENTIRE AGREEMENT AND MODIFICATION. This Agreement, when accepted by the Club, will constitute the entire agreement between you and the Club relative to your membership. You acknowledge that no other agreement exists between you and the Club relative to your membership and that no representations, other than those set forth in this Agreement, have been made to you to induce you to make this Agreement. Your agreement with the Club can be modified only in writing, prior to the Club's acceptance of your Agreement, by the Manager of the Club, and can be terminated only as set forth in the Agreement. You, the undersigned, further expressly agree that the foregoing Agreement including the Release Waiver of Liability and Indemnification Agreement, is intended to be as broad and inclusive as permitted by the laws of the state(s) wherein the Club operates, that it shall apply to any period of membership or any prior or subsequent membership period of yours and/or any dependent, and to any period during which you and/or any dependents use Club facilities. Initial: _______.

19. TEN DAY RIGHT TO CANCEL. You the buyer, may cancel this agreement at any time prior to midnight on the tenth business day after the Club has opened for member usage.

                                                                    Presale 1/97

                                     [LOGO]


                              MEMBERSHIP AGREEMENT



I HAVE READ, UNDERSTAND AND RECEIVED A COMPLETE COPY OF THIS AGREEMENT, THE RELEASE, WAIVER OF LIABILITY AND INDEMNIFICATION AGREEMENT SECTION HEREOF, AND THE BYLAWS OF THE CLUB WHICH ARE INCORPORATED HEREIN BY REFERENCE, AND I AGREE TO BE BOUND BY THEIR TERMS AND CONDITIONS.

Print Name:_______________________________________________________

Member's Signature_____________________________  Date:__________________________

Sports Club/LA By:_____________________________  Date:__________________________

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THREE-DAY RIGHT TO CANCEL. You, the buyer, may cancel this agreement at any time prior to midnight on the third business day (of the Club) after the date of this agreement, excluding Sundays and holidays. To cancel this agreement, mail or deliver your copy of this agreement and a signed and dated notice, or send a telegram which states that you, the buyer, are cancelling this agreement, or words of similar effect. Such notice shall be sent to The Sports Club/LA, 1835 Sepulveda Blvd., Los Angeles, CA 90025.

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

This Membership Agreement ("Agreement") for the type of membership indicated below, is between The Sports Club/LA ("Club") and its affiliated Clubs which applicant may visit from time to time and utilize facilities, equipment or services therein, pursuant to the terms of this Agreement, and the undersigned applicant ("Applicant"). By signing this Agreement, I acknowledge that I have received and read a copy of the Bylaws of the Club and a completed copy of this Agreement. I agree that I will be bound by the provisions on the face of this Agreement, the additional provisions on the reverse, the Bylaws of the Club, as now in effect and as from time to time amended by the Club, and such rules as may from time to time be posted at the Club, all of which are incorporated by reference in this Agreement.

1. INITIATION FEE AND DUES. In consideration of your membership, you are paying a non-refundable, non-transferable, one time initiation fee of $ _____. Your monthly dues will be $ _______ subject to increase as described in Section 7. You agree to pay dues, in advance, for the first and last full calendar months of your membership. Your membership and your dues payments will begin when this Agreement is signed by the Club, and will continue unless otherwise terminated in accordance with Sections 7, 8, and 12. You have ___ have not ___ elected to prepay one year's dues in the amount of $ ________ per month times 12 months less a 1 month discount of $ _________ equals $ __________.

2. MEMBERSHIP. Your membership is a contractual privilege to use the facilities from time to time offered by the Club to members of your class of membership during the Club's hours of operation. The Club reserves the absolute right to initiate, change or eliminate facilities, services and programs offered from time to time, to initiate, change or eliminate fees for existing or new facilities, services and programs; and to change its hours of operation. Your membership does not entitle you to any interest in the Club or its property and confers no right to participate in the management or operation of the Club.

3. CLASS OF MEMBERSHIP. Your membership class is:


_______________ Individual ________________ Add On ________________ Dependent ________________ Corporate

An individual membership is defined as a membership for one person whether married or not. An Add On membership is defined as a membership for one person who is the spouse or domestic partner of an existing member (primary member) paying Individual dues rates of the Club. The Club requires documentation of marital or domestic partnership status. A Dependent membership is defined as a membership for one person who is the dependent, age 15 through 20, of and living at home with two existing Club members. The initiation fee and dues of an Add On or Dependent member are reduced. In the event the primary member terminates his/her membership at the Club or the spousal or domestic partner relationship between two members is terminated, the Add On dues rate will revert to the prevailing Individual dues rate for that membership type. In the event the primary member terminates his/her membership at the Club, Dependents will revert to the prevailing Individual dues rate for that membership type. In the event the primary member and Add On member terminate their memberships at the Club, Dependents will revert to the prevailing Individual dues rate for that membership type. At age 21 (upon 21st birthday), the Dependent dues rate will revert to the prevailing Individual dues rate for that membership type. Dues rates will be adjusted at the end of the prepaid term of membership for annual members or the next Checkfree collection date for monthly dues members.

A Corporate membership is defined as a membership for one person which is purchased in a group of a minimum of five memberships at the same time and the initiation fee and monthly dues are paid by a corporation. The Club requires documentation of employee status. A corporate membership may be transferred from one designated holder to another one time per year by providing 30 days advance written notice and upon payment of a transfer fee of $______.

4. TYPE OF MEMBERSHIP. Your membership type is:

___________________ Executive _____________________ Racquet  _____________________  Health

Executive members are entitled to use and enjoy the facilities and perquisites of the Club as announced from time to time by the Club. Racquet members are entitled to use and enjoy the facilities of the Club except the Executive perquisites. Health members are entitled to use and enjoy the facilities of the Club except the Executive perquisites and the racquet facilities.

5. USE OF OTHER SPORTS CLUBS. Use of other affiliates of Club, existing or future, may be restricted or subject to additional fees.

6. INITIATION FEES. Except as otherwise provided in the applicable schedule attached to this Agreement, your initiation fee is non-refundable. The initiation fee is earned by the Club on the date of this Agreement and every thirty days thereafter at the rate of $1000 minus one month dues. If you elect to pay your initiation fees over time, it must be paid through credit card charges or other acceptable method of payment on the 30th day following the date that the Agreement is signed by the Club and, as applicable, each 30 days thereafter. Your initiation fee will not be prorated. Your initiation fee is not a prepaid sum for services; it merely entitles you to buy services by paying dues and other applicable charges.

7. DUES AND OTHER CHARGES. Your dues, unless prepaid, must be paid through Checkfree electronic funds transfer program on the first day of each month of your membership. Dues for the month in which you join will be prorated and are due in advance at the time of application along with all other amounts then due. If the Club at its sole discretion extends charge privileges to you, you agree to pay all the charges through Checkfree. All Club invoices of any kind are considered due and payable upon receipt. You agree to sign and deliver such further documents as may be necessary to set up the payment of your dues and other charges through Checkfree. You authorize the Club to utilize Checkfree for collection of past due balances. Any change in Checkfree account information must be received by the 10th of the current month in order to charge the new account and prevent charges to the old account in the following month. The Club reserves the right to replace Checkfree with other such electronic funds transfer programs for the collection of your dues and other charges. If you have prepaid your dues, and if you choose to prepay again at the end of a prepaid term of membership, your new prepaid amount will reflect a discount equivalent to one month of your dues. The Club reserves the absolute right to increase your dues.

If any payment of dues or other charges is not made on time, the Club may, but is not obligated to, cancel your membership by giving you notice of such cancellation. You shall immediately surrender your copy of this Agreement and your membership card to the Club. The Club reserves the right to require monthly dues members with recurring bank or credit card returns to prepay annual membership dues as a condition of retaining Club membership. The Club may assess late payment fees and suspend charge privileges. If the Club has to take action to collect any amounts due from you, you agree to pay all costs of such action including, but not limited to, attorney fees, returned check charges, and administrative costs.


I HAVE READ, UNDERSTAND AND RECEIVED A COMPLETE COPY OF THIS AGREEMENT, THE RELEASE, WAIVER OF LIABILITY AND INDEMNIFICATION AGREEMENT SECTION HEREOF, AND THE BYLAWS OF THE CLUB WHICH ARE INCORPORATED HEREIN BY REFERENCE, AND I AGREE TO BE BOUND BY THEIR TERMS AND CONDITIONS.

Print Name:_______________________________________________________

Member's Signature_____________________________  Date:__________________________

Sports Club/LA By:_____________________________  Date:__________________________

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THREE-DAY RIGHT TO CANCEL. You, the buyer, may cancel this agreement at any time prior to midnight on the third business day (of the Club) after the date of this agreement, excluding Sundays and holidays. To cancel this agreement, mail or deliver your copy of this agreement and a signed and dated notice, or send a telegram which states that you, the buyer, are cancelling this agreement, or words of similar effect. Such notice shall be sent to The Sports Club/LA, 1835 Sepulveda Blvd., Los Angeles, CA 90025.

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

8. CANCELLATION. You can cancel your membership by giving 30 days advance written notification to the Club, surrendering your copy of this Agreement and your membership card, and paying all unpaid dues and other charges owed the Club. Such cancellation shall not be deemed effective until after the expiration of the 30-day notice period, receipt of your copy of this Agreement and your membership card, and all required payments have been made to the Club. You will remain liable for payment of dues for periods prior to the effective cancellation date. If your membership is cancelled and at a later date you elect to rejoin the Club, you will be required to pay the then current initiation fee and dues rate for your class and type of membership.

If you cancel your membership in accordance with the terms of this section during a year for which you have prepaid membership dues, the Club will refund your prepaid dues for the membership time not used. Any such refund will not include dues for membership time prior to the date of your cancellation or for the notice period required by this section. Any discount given for prepayment of dues will be treated as a forgiveness of the dues for the last month of the period for which you prepaid dues. No refund will be given for any period of time granted you on a non-cash basis. Any sums due from you at the time of cancellation may be deducted from any refund due to you. Until the Club has been notified of the cancellation of your membership in accordance with the terms of this section, your copy of this Agreement and your membership card have been surrendered, and all required payments have been made in accordance with the terms of this section, dues will continue to be charged to your account thereby reducing any refund of prepaid dues.

The Club can cancel your membership at any time for any breach of this Agreement or for any violation of the Bylaws of the Club by giving you notice of such cancellation. The Club can also cancel your membership at any time without cause by giving you notice of such cancellation. If the Club cancels your membership, you must immediately surrender your copy of this Agreement and your membership card. You will remain liable for all unpaid dues owed and any other charges against your account.

No refunds shall be made for membership dues except as specifically provided for in this Agreement. Under no circumstances will refunds of dues be made retroactively due to failure to use the Club facilities.

9. TRANSFERABILITY. Except as provided in the case of Corporate memberships, your membership is non-transferable, non-assignable and non-voting.

10. RELEASE, WAIVER OF LIABILITY AND INDEMNIFICATION AGREEMENT. You, on behalf of yourself and any dependents, represent and agree as follows: (a) that you understand that use of the Club's facilities, equipment, services, programs, and premises includes an inherent risk of injury to persons and property; (b) that you are in good physical condition and have no disabilities, diseases, illnesses, or other conditions that could prevent you from exercising and using the Club's facilities without injuring yourself or impairing your health; and
(c) that you have consulted a physician concerning an exercise program that will not expose you to risk of injury or impairment to your health and that your physician has approved your contemplated activities at the Club. You understand that risk of injury includes, but is not limited to, injuries arising from or relating to the use by you or your dependents or others of exercise equipment and machines. Locker rooms, spa and other wet areas and other club facilities; injuries arising from or relating to participation by you or others in supervised and unsupervised activities or programs throughout the Club; injuries and medical disorders arising from or relating to the use of the Club's facilities such as heart attack, stroke, death, heat stress, sprains, strains, broken bones, and torn muscles, tendons, and ligaments, among others; and accidental injuries occurring anywhere in the Club, including lobbies, hallways, exercise areas, locker rooms, steam rooms, pool areas, Jacuzzis, saunas, and dressing rooms, or activities associated with the Club which are carried on anywhere or while you are traveling to or from the Club. Accidental injuries include those caused by you, those caused by other persons, and those of a "slip-and-fall" nature. If you have any special exercise requirements or limitations, you agree to disclose them to the Club before using the Club's facilities or when seeking help in establishing or carrying on an exercise program. You hereby agree that all exercises and use of Club facilities, equipment and services, programs, and premises are undertaken by you at your sole risk. By your execution hereof, you hereby waive all claims which you or any dependent may have hereafter against the Club, and do hereby release the Club on your behalf and on behalf of any dependents, and agree to hold the Club absolutely harmless from all claims, demands, injuries, damages, actions, suits, or causes of action to persons or property, arising out of or in any way connected with you or your dependent's use of the Club facilities, premises, equipment, services or programs, including those arising out of any active or passive negligent act or omission of the Club, except as to such which may arise from the gross negligence or willful misconduct of the Club. You do hereby further agree and do hereby, on behalf of yourself and any dependents, to assume full responsibility for all risks of bodily injury, death or property damage due to the negligent act or omission of the Club. If you agree, understand and fully appreciate this Release, Waiver of Liability and Indemnification Agreement, initial here ____________ .

11. LOSS OR THEFT OF MEMBER PROPERTY. The Club is not responsible for lost or stolen articles. You should keep any valuables with you at all times while using the facilities. Storage spaces or lockers do not always protect valuables.
Initial: __________ .

12. DEATH OR DISABILITY. If you die or are disabled, and are therefore unable to receive all membership services to which you have agreed, you and your estate will be relieved from the obligation of making payment for membership services other than those received prior to death or the onset of disability. If you have prepaid membership dues, any dues allocable to membership services you have not received shall be refunded to you or your representative subject to the provisions of Section 8. In cases of disability where a retroactive request for refund of dues is made, both the disability and date of onset must be verified in writing by your physician. Requests for retroactive dues refunds due to disability will not be honored for any time period in which your membership account shows utilization of Club facilities.

13. LEAVE OF ABSENCE. The Club may, upon your request and at its sole discretion, grant you a leave of absence if you are going to be unable to use the Club for a period of time. Your request must (a) be in writing, (b) be received by the membership office of the Club at least 30 days before the requested leave is to begin, (c) set forth the period requested for the leave of absence (minimum of two months, maximum of six months), (d) state in detail the reason for the requested leave of absence. You must surrender your membership card to the Club before the start of the leave of absence. You agree to pay reduced monthly dues during the leave period at the rate set forth by the Club. The Club will not grant the leave of absence unless you are current on all dues and other charges against your account, and you have not been on a leave of absence at any time during the 24 months before the start of the requested leave of absence.

During the leave of absence, you will not be entitled to use any of the facilities, premises, services or programs of any Sports Club. Your membership will be automatically reactivated by the Club at the end of the leave of absence period granted. Your card will then be available to you and your access to the Club restored provided you are current on all dues and other charges against your account.

In addition to the above conditions, leaves of absence for medical reasons must be accompanied by a physician's note detailing why and for what period of time you will not be able to utilize the Club facilities. At the end of the requested leave period, you must provide a physician's note stating that you are capable of resuming a program of physical exercise.

Leaves of absence will not be granted on a retroactive basis.

14. BYLAWS. The Club reserves the absolute right to change the Club's Bylaws. All signs posted in the Club shall be considered part of the Bylaws. Members and their guests shall be bound by the Bylaws of the Club. Bylaws may be revised, supplemented, or amended at the sole discretion of the Club, as deemed necessary for the proper management of the Club. THESE BYLAWS SHALL BE CONSIDERED A PART OF THE MEMBERSHIP AGREEMENT.

15. TIME OF ESSENCE. Time is of the essence of each provision of this Agreement.

16. NOTICE. Any notice required or permitted to be given to you shall be considered duly given when personally delivered to you or mailed to your address as it appears on the Membership Application or as subsequently changed by written notice to the Club. Any notice required or permitted to be given by you to the Club shall be considered duly given only when received in writing by the Membership Office of the Club.



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

17. SEVERABILITY. If any provision or any part of any provision of this Agreement is held unenforceable, such unenforceability shall not affect the other provisions, or the other parts of such provisions, of this Agreement.

18. STEROID USE: WARNING: USE OF STEROIDS TO INCREASE STRENGTH OR GROWTH CAN CAUSE SERIOUS HEART PROBLEMS. STEROIDS CAN KEEP TEENAGERS FROM GROWING TO THEIR FULL HEIGHT; THEY CAN ALSO CAUSE HEART DISEASE, STROKE, AND DAMAGE LIVER FUNCTION. MEN AND WOMEN USING STEROIDS MAY DEVELOP FERTILITY PROBLEMS, PERSONALITY CHANGES AND ACNE. MEN CAN ALSO EXPERIENCE PREMATURE BALDING AND DEVELOPMENT OF BREAST TISSUE. THESE HEALTH HAZARDS ARE IN ADDITION TO THE CIVIL AND CRIMINAL PENALTIES FOR UNAUTHORIZED SALE, USE, OR EXCHANGE OF ANABOLIC STEROIDS.

19. ENTIRE AGREEMENT AND MODIFICATION. This Agreement, when accepted by the Club, will constitute the entire agreement between you and the Club relative to your membership. You acknowledge that no other agreement exists between you and the Club relative to your membership and that no representations, other than those set forth in this Agreement, have been made to you to induce you to make this Agreement. Your agreement with the Club can be modified only in writing, prior to the Club's acceptance of your Agreement, by the Manager of the Club, and can be terminated only as set forth in the Agreement. You, the undersigned, further expressly agree that the foregoing Agreement, including the Release, Waiver of Liability and Indemnification Agreement, is intended to be as broad and inclusive as permitted by the laws of the state(s) wherein the Club operates, that it shall apply to any period of membership or any prior or subsequent membership period of yours and/or any dependent, and to any period during which you and/or any dependents use the Club facilities. Initial: ______.

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